U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549











                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 3, 1999.


                    AVANI INTERNATIONAL GROUP INC.
         _____________________________________________
         (Name of Small Business Issuer in its charter)


 Nevada                 000-23319               88-0367866
______________      ___________________       __________________
(State of           Commission File No.        (I.R.S. Employer
 Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2
___________________________________________________________
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number 604-525-2386.
                              ____________



Item 1 Change of Control of Registrant.
On May 3, 1999, Bryce Stewart and Dennis Robinson were appointed directors of the Registrant effective May 10, 1999. On May 6,
Jeffrey Lightfoot was appointed a director of the Registrant.

On  May  6,  1999,  Nico  Huang resigned  as  a  director,  vice
president,   chief  financial  officer  and  treasurer   of   the
Registrant. On May 11, 1999, Peter Khean resigned as an officer and director of the Registrant.


Item 6. Resignation of Registrant's Directors.
On May  6, 1999, Nico Huang resigned as a director of the Registrant.
On  May  11,  1999,  Peter Khean resigned as a director of the Registrant.


Item 7. Exhibits.
    Exhibit Number                Description
    _______________               ____________
        17.1                      Resignation letter of Nico Huang
                                  Resignation letter of Peter Khean


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.


/s/ Dennis Robinson                        June 3, 1999
_______________________
Dennis Robinson
Acting President




                          EXHIBIT INDEX

     Exhibit Number                Description
     ______________                ____________
         17.1                      Resignation letter of Nico Huang
                                   Resignation letter of Peter Khean

TYPE: EX 17.1
SEQUENCE
DESCRIPTION: EXHIBIT 17.1



EXHIBIT 17.1


                           RESIGNATION

TO:  AVANI INTERNATIONAL GROUP, INC. (the "Corporation")



          I the undersigned, HEREBY RESIGN as Director, Vice President and CFO and Treasurer of the Corporation effective immediately.


          DATED this May 6 day of May, 1999
                    ______

                                            /s/ Nico Huang
                                           _______________
                                                Nico Huang

RESIDENTIAL ADDRESS:      1168 W. 27th Avenue
                          Vancouver, B.C.
                          V6H 2B7

ADDRESS FOR CORRESPONDENCE: same as above







May 11/99

The Board of Directors
Avani International Group, Inc.
#328-17 Fawcett Road
Coquitlam, B.C.
Canada

Please accept this letter as my resignation from the board and as an officer of the Company, effective today.

Yours Truly,

/s/ Peter Khean
________________
    Peter Khean